Exhibit 10.4

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT dated as of October 18, 2024 (this “Agreement”) is by and between Kirkland’s, Inc. (the “Company”), and Consensus Securities, LLC (the “Purchaser”).

WHEREAS, the Company and Purchaser have previously entered into that certain Engagement Agreement, as amended, dated May 15, 2024 (the “Engagement Agreement”), pursuant to which Purchaser has provided investment banking services to the Company, and in connection therewith the Purchaser has earned, among other things, a capital success fee in the amount of $573,750 (the “Fee”), which amount is to be paid to Purchaser by the Company within three (3) business days of the closing of the Company’s private placement of common stock to Beyond, Inc.; and

WHEREAS, the Company and the Purchaser have agreed that the Company may pay the Fee to Purchaser in exchange for 310,135 newly issued shares of Common Stock for an aggregate subscription price of $573,750.00 ( the “Purchased Shares”).

NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Article I

PURCHASE AND SALE OF PURCHASED SHARES
Section 1.1
Purchase and Sale. On the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Closing, the Purchaser shall purchase, and the Company shall issue and sell to the Purchaser, the Purchased Shares, free and clear of any liens for an aggregate purchase price of $573,750.00 to be paid by cancellation of the Fee.
Section 1.2
Closing. On the terms set forth in this Agreement, the closing of the issuance, sale and purchase of the Purchased Shares (the “Closing”) shall take place remotely via the exchange of final documents and signature pages, as soon as practicable, but in no event later than three (3) business days after all applicable conditions to closing specified in Article IV hereof having been satisfied or waived by the Company, including the closing of the Beyond, Inc. private placement with the Company, or at such other time and place as the Company and the Purchaser may mutually agree in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date.” At the Closing, upon receipt by the Company of payment of the full purchase price to be paid at the Closing therefor by or on behalf of such Purchaser to the Company, the Company will deliver to the Purchaser evidence reasonably satisfactory to the Purchaser of the issuance of the Purchased Shares in the name of the Purchaser by book-entry on the books and records of the Company. At the Closing, the Purchaser shall deliver to the Company a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 certifying that such Purchaser is a U.S. person and that such Purchaser is not subject to backup withholding.

Article II

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company that:

Section 2.1
Organization and Power. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate or other entity power and authority to own its properties and to carry on its business as presently conducted.
Section 2.2
Authorization, Etc. The Purchaser has all necessary corporate power and authority and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby. The authorization, execution, delivery and performance by the Purchaser of this Agreement, and the consummation by the Purchaser of the transactions contemplated hereby do not and will not: (a) violate or result in the breach of any provision of the certificate of incorporation and bylaws (or similar organizational document) of the Purchaser; or (b) with the exceptions that are not reasonably likely to have, individually or in the aggregate, a material adverse effect on its ability to perform its obligations under this Agreement: (i) violate any provision of, constitute a breach of, or default under, any judgment, order, writ, or decree applicable to the Purchaser or any material contract to which the Purchaser is a party; or (ii) violate any provision of, constitute a breach of, or default under, any applicable state, federal or local law, rule or regulation. This Agreement has been duly executed and delivered by the Purchaser. Assuming due execution and delivery thereof by the other parties hereto or thereto, this Agreement will be a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as the enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar legal requirement relating to or affecting creditors’ rights generally and except as the enforceability is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
Section 2.3
Government Approvals. No consent, approval, license or authorization of, or filing with, any court or governmental authority is or will be required on the part of the Purchaser in connection with the execution, delivery and performance by the Purchaser of this Agreement.
Section 2.4
Investment Representations.
(a)
The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
(b)
The Purchaser has been advised by the Company that the Purchased Shares have not been registered under the Securities Act, that the Purchased Shares will be issued on the basis of the statutory exemption provided by Section 4(a)(2) under the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company’s reliance thereon is based in part upon the representations made by the Purchaser in this Agreement. The Purchaser acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.
(c)
The Purchaser is purchasing the Purchased Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws.
(d)
By reason of its business or financial experience, the Purchaser has the capacity to protect its own interest in connection with the transactions contemplated hereunder.
(e)
The Company has provided to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company. The Purchaser recognizes that investing in the Company involves substantial risks, and has taken full cognizance of and understands all of the risk factors related to the acquisition of the Purchased Shares. The Purchaser has carefully considered and has, to the extent it believes such discussion necessary, discussed with the Purchaser’s professional legal, tax and financial advisers the suitability of an investment in the Company, and the Purchaser has determined that the acquisition of the Purchased Shares is a suitable investment for the Purchaser. The Purchaser has not relied on the Company for any tax or legal advice in connection with the purchase of the Purchased Shares. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations or other information.
Section 2.5
No Prior Ownership. Prior to the Closing, the Purchaser does not have record or beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any shares of the Company’s Common Stock.
Section 2.6
No Brokers or Finders. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act by the Purchaser.
Section 2.7
ERISA. The Purchaser does not hold, and no part of the funds used by the Purchaser to acquire any Purchased Shares constitutes, “plan assets” (within the meaning of the ERISA Regulations). The Purchaser is not (a) an “employee benefit plan” that is subject to Part 4 of Title I of ERISA, (b) a “plan” to which Section 4975 of the Code applies or (c) an entity whose underlying assets could be deemed to include “plan assets” by reason of an employee benefit plan’s or a plan’s investment in such entity.
Section 2.8
No Additional Representations. The Purchaser acknowledges and agrees, on behalf of itself and its affiliates, that neither the Company nor any other person, makes any express or implied representation or warranty with respect to the Company, its Subsidiaries or their respective businesses, operations, assets, liabilities, employees, employee benefit plans, conditions or prospects, and the Purchaser, on behalf of itself and its affiliates, hereby disclaims reliance upon any such other representations or warranties. In particular, without limiting the foregoing disclaimer, the Purchaser acknowledges and agrees, on behalf of itself and its affiliates, that neither the Company nor any other Person, makes or has made any representation or warranty with respect to, and the Purchaser, on behalf of itself and its affiliates, hereby disclaims reliance upon (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, its Subsidiaries or their respective business, or (b) any information presented to the Purchaser or any of its affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby. To the fullest extent permitted by applicable law, neither the Company nor any of its subsidiaries shall have any liability to any Purchaser or its affiliates or representatives on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any other representation or warranty, either express or implied, included in any information or statements (or any omissions therefrom) provided or made available by the Company or its Subsidiaries to Purchaser or its affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated by this Agreement.
Article III

COVENANTS OF THE PARTIES
Section 3.1
Restrictions on Transfer.
(a)
The Purchased Shares shall not be Transferred except upon the conditions specified in the Engagement Letter and in Section 3.2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Any attempted Transfer in violation of this Section 3.1 shall be void ab initio.
Section 3.2
Restrictive Legends.
(a)
Each certificate representing the Purchased Shares (unless otherwise permitted by the provisions of Section 4.2(d)) shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE OFFER AND SALE OF THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY AND SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT; OR (B) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

(b)
In addition, for so long as the Purchased Shares are subject to the restrictions set forth in Section 3.1, each certificate representing the Purchased Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A SUBSCRIPTION AGREEMENT. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF SUCH SUBSCRIPTION AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.”

(c)
The Purchaser consents to the Company making a notation on its records and giving instructions to any transfer agent of the Purchased Shares in order to implement the restrictions on transfer set forth in this Section 3.2.
(d)
Prior to any proposed Transfer of any of the Purchased Shares, unless there is in effect a registration statement under the Securities Act covering the proposed Transfer, a Purchaser shall give written notice to the Company of such Purchaser’s intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer in sufficient detail, and shall be accompanied by either (i) an opinion of legal counsel reasonably satisfactory to the Company to the effect that the proposed Transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) any other evidence reasonably satisfactory to counsel to the Company, whereupon such Purchaser shall be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by such Purchaser to the Company. Notwithstanding the foregoing, in the event a Purchaser shall give the Company a representation letter containing such representations as the Company shall reasonably request, the Company will not require such legal opinion or such other evidence (A) in a routine sales transaction in compliance with Rule 144 under the Securities Act, (B) in any transaction in which a Purchaser that is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration or (C) in any transaction in which a Purchaser that is a partnership or limited liability company distributes Restricted Securities solely to its affiliates (including affiliated fund partnerships), or partners or members of such Purchaser or its affiliates for no consideration. Each certificate evidencing the Restricted Securities transferred shall bear the appropriate restrictive legend set forth in Section 4.2 above, except that such certificate shall not bear the first such restrictive legend if such legend is not required in order to establish compliance with any provisions of the Securities Act. Upon the request of a Purchaser of a certificate bearing the first such restrictive legend and, if necessary, the appropriate evidence as required by clause (i) or (ii) above, the Company shall remove the first such restrictive legend from such certificate and from the certificate to be issued to the applicable transferee if such legend is not required in order to establish compliance with any provisions of the Securities Act and the Purchaser promptly Transfers the Purchased Shares. If the Purchaser holds a certificate bearing the second restrictive legend, upon the request of the Purchaser, the Company shall remove such restrictive legend from such certificate when the provisions of Section 4.2 are no longer applicable to the applicable Purchased Shares.

Article IV

CONDITIONS TO THE COMPANY’S OBLIGATIONS
Section 4.1
Conditions of the Company. The obligations of the Company to consummate the transaction contemplated hereby is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent:
(a)
Representations and Warranties; Performance. Each of the representations and warranties of the Purchaser contained in Article II of this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.
(b)
Closing of Beyond Private Placement. The Beyond private placement shall have closed and been fully funded by Beyond, Inc.
Article V

MISCELLANEOUS
Section 5.1
Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties.
Section 5.2
Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.
Section 5.3
Entire Agreement; No Third Party Beneficiary. This Agreement contains the entire agreement by and among the parties with respect to the subject matter hereof and all prior negotiations, writings and understandings relating to the subject matter of this Agreement. Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.
Section 5.4
Amendments. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each party hereto. Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with.

The parties have caused this Subscription Agreement to be executed as of the date first written above.

KIRKLAND’S, INC.

By: /s/ W. Michael Madden

Name: W. Michael Madden

Title: Executive Vice President and Chief Financial Officer

CONSENSUS SECURITIES, INC.

By: /s/ Michael A. O'Hara

Name: Michael A. O'Hara

Title: Managing Member